UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 12, 2023

WK Kellogg Co

(Exact name of registrant as specified in its charter)

Delaware	001-41755	92-1243173
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Kellogg Square

Battle Creek, Michigan 49016-3599

(Address of principal executive offices, including zip code)

(269) 401-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.0001 par value per share	KLG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

Credit Agreement

On September 12, 2023, WK Kellogg Co (the “Company”) entered into a credit facility in an aggregate principal amount of $1,100,000,000 (the “Credit Facility”), which will mature five years from the closing date thereof. The Credit Facility will consist of (i) a $500,000,000 term loan available in U.S. Dollars, (ii) a $250,000,000 delayed draw term loan available in U.S. Dollars and (iii) a $350,000,000 multicurrency revolving credit facility available in U.S. Dollars, Euros, Canadian Dollars or other currencies to be agreed. Interest on the loans under the Credit Facility will be calculated by reference (x) to SOFR or an alternative base rate, (y) in the case of loans denominated in Canadian Dollars, Canadian Dollar Offered Rate (“CDOR”) and (z) in the case of loans denominated in Euros, EURIBOR, plus an interest rate margin based on the Company’s consolidated net leverage ratio ranging from (x) in the case of SOFR, CDOR and EURIBOR loans, 1.50% to 2.50% and (y) in the case of alternate base rate loans, 0.50% to 1.50%. The SOFR, CDOR and EURIBOR rates applicable to the Credit Facility will be subject to a floor of 0.00%. Unused commitments under the Credit Facility will accrue an unused commitment fee ranging from 0.20% to 0.30%.

The Credit Facility provides that the Company will have the right at any time, subject to customary conditions, to request incremental term loans or an increase to the revolving credit facility in an aggregate principal amount up to the greater of (x) $250,000,000 and (y) 100% of Consolidated EBITDA (as defined herein) for the preceding four fiscal quarters of the Company. The lenders under the Credit Facility are not under any obligation to provide any such incremental loans or commitments.

The Credit Facility contains customary mandatory prepayments, including with respect to asset sale proceeds and proceeds from certain incurrences of indebtedness. The Company may voluntarily repay outstanding loans under the Credit Facility at any time without premium or penalty.

The Credit Facility will amortize in equal quarterly installments in an aggregate annual amount equal to 2.50% in year one, 5.00% in years two and three, 7.50% in year four and 10.00% in year five, of the original principal amount thereon, with the balance being payable on the date that is five years after the closing of the Credit Facility.

The obligations under the Credit Facility (collectively, “Credit Facility Obligations”) are guaranteed (the “Credit Facility Guarantees”) by the Company’s existing and future direct and indirect material subsidiaries, subject to customary exceptions (in such capacity, the “Credit Facility Guarantors”). The Credit Facility Obligations are secured by first priority liens on substantially all assets, subject to customary exceptions, of the Company and the Credit Facility Guarantors. The Credit Facility Guarantee and security interest of a Credit Facility Guarantor may be released where such Credit Facility Guarantor ceases to be a subsidiary, directly or indirectly, of the Company pursuant to a transaction permitted under the Credit Facility.

The Credit Facility contains customary financial covenants, including (i) a consolidated net leverage ratio covenant, which measures the ratio of (x) consolidated total net debt to (y) consolidated earnings before interest, taxes, depreciation and amortization, and subject to other adjustments (“Consolidated EBITDA”), tested on a quarterly basis in accordance with the terms of the Credit Facility, (ii) an interest coverage ratio covenant, which measures the ratio of (x) Consolidated EBITDA to (y) consolidated interest expense, tested on a quarterly basis in accordance with the terms of the Credit Facility, and (ii) a capital expenditure covenant tested on an annual basis in accordance with the terms of the Credit Facility. In addition, the Credit Facility contains various covenants, including, for example, those that restrict the ability of the Company and its consolidated subsidiaries to incur certain types of indebtedness or to grant certain liens on their respective property or assets.

The foregoing description is a summary of the material terms of the Credit Facility and is not complete and is subject to, and qualified in its entirety by, the complete text of this agreement which is filed with this Current Report on Form 8-K as Exhibit 10.1, which is incorporated by reference in this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K related to the Credit Facility is incorporated by reference in this Item 2.03.

Item 7.01. Regulation FD Disclosure.

The Company previously filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form 10, initially filed on July 24, 2023 (as amended, the “Registration Statement”), relating to the distribution of the shares of the Company’s common stock by Kellogg Company (“Kellogg”) to holders of Kellogg common stock on a pro rata basis (the “Spin-Off”).

On September 12, 2023, the Registration Statement was declared effective by the SEC. The Registration Statement includes a preliminary information statement that describes the Spin-Off and provides important information regarding the Company’s business and management. The final information statement, dated as of the date of this Form 8-K (the “Information Statement”), is attached hereto as Exhibit 99.1. Kellogg has commenced mailing the Information Statement to holders of Kellogg common stock.

As further described in the Information Statement, subject to the satisfaction or waiver of certain conditions, the Spin-Off is expected to be effective as of 12:01 a.m., New York City time, on October 2, 2023 subject to the satisfaction or waiver of certain conditions to the Spin-Off. Holders of Kellogg common stock will be entitled to receive one share of the Company’s common stock for every four shares of Kellogg common stock held on September 21, 2023, the record date for the distribution.

The Company expects a “when-issued” public trading market for the Company’s common stock will commence on September 27, 2023 under the symbol “KLG WI.” The Company also anticipates that “regular way” trading of the Company’s common stock on the New York Stock Exchange under the ticker symbol “KLG” will begin on October 2, 2023.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward Looking Statements

This document contains a number of forward-looking statements. Forward-looking statements include predictions of future results or activities and may contain the words “expect,” “believe,” “will,” “can,” “anticipate,” “estimate,” “project,” “should,” or words or phrases of similar meaning, including but not limited to: The anticipated separation of the Company, future operating and financial performance, product development, market position and business strategy. You are cautioned not to rely on these forward-looking statements. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, and are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) the ability to effect the Spin-Off and to meet the conditions related thereto, (2) the ability of the Company to succeed as a standalone publicly traded company, (3) potential uncertainty during the pendency of the Spin-Off that could affect the Company’s financial performance, (4) the possibility that the Spin-Off will not be completed within the anticipated time period or at all, (5) the possibility that the Spin-Off will not achieve its intended benefits, (6) the possibility of disruption, including changes to existing business relationships, disputes, litigation or unanticipated costs in connection with the Spin-Off, (7) uncertainty of the expected financial performance of the separated Company following completion of the Spin-Off, (8) evolving legal, regulatory and tax regimes, (9) changes in general economic and/or industry specific conditions, (10) actions by third parties, including government agencies and (11) other risk factors as detailed from time to time in the Company’s reports filed with the SEC, including its registration statement on Form 10 and other documents filed with the SEC. The foregoing list of important factors is not exclusive. Any forward-looking statement made in this Form 8-K speaks only as of the date of this Form 8-K. The Company does not undertake to update any forward-looking statement as a result of new information or future events or developments.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Credit Facility by and among WK Kellogg Co and the lenders name therein, dated as of September 12, 2023.

99.1	Information Statement of WK Kellogg Co, dated as of September 12, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WK KELLOGG CO

Date: September 12, 2023	/s/ Gary Pilnick
Name: Gary Pilnick
Title: President